United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 7, 2021

Date of Report (Date of earliest event reported)

Mount Rainier Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40870	86-2029991
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

256 W. 38th Street, 15th Floor New York, NY	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 785-4680

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Common Stock and one Redeemable Warrant	RNERU	The Nasdaq Global Market LLC

Common Stock, par value $0.0001 per share	RNER	The Nasdaq Global Market LLC

Redeemable Warrants, each whole warrant exercisable for three-fourths of one share of Common Stock at an exercise price of $11.50	RNERW	The Nasdaq Global Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

As previously disclosed on a Current Report on Form 8-K dated October 8, 2021, Mount Rainier Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 17,250,000 units (the “Units”), each Unit consisting of one share of common stock of the Company, par value $0.0001 per share (the “Common Stock”) and one redeemable warrant of the Company (each, a “Warrant”), each Warrant entitling the holder thereof to purchase three-fourths of one share of Common Stock for $11.50 per share (subject to adjustment). The Units were sold at a price of $10.00 per Unit, and the IPO generated gross proceeds of $172,500,000. The IPO closing included the full exercise of the underwriter’s over-allotment option.

Simultaneously with the closing of the IPO, the Company consummated the private placement (“Private Placement”) with the Sponsor, the Company’s Chief Executive Officer and the Company’s Chief Financial Officer of an aggregate of 596,200 units (the “Private Units”) at a price of $10.00 per Private Unit, generating total gross proceeds of $5,962,000.

As of October 7, 2021, a total of $175,950,000 of the net proceeds from the IPO and the Private Placement were deposited in a trust account established for the benefit of the Company’s public stockholders at JPMorgan Chase Bank, N.A., with American Stock Transfer & Trust Company, LLC, acting as trustee.

An audited balance sheet as of October 7, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement is included with this report as Exhibit 99.1

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Balance Sheet dated October 7, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 14, 2021

MOUNT RAINIER ACQUISITION CORP.

By:	/s/ Matthew Kearney
Name:	Matthew Kearney
Title:	Chief Executive Officer and Chairman of the Board of Directors